                                                  AS EXECUTED SEPTEMBER 30, 1996





                            Quarterdeck Corporation





                                      and





                         Fletcher International Limited









                             Subscription Agreement










                         Dated as of September 30, 1996

                             SUBSCRIPTION AGREEMENT


This Subscription Agreement (the "Agreement") dated September 30, 1996 is entered into by and between Quarterdeck Corporation, a Delaware corporation ("Quarterdeck"), and Fletcher International Limited, a company organized under the laws of the Cayman Islands ("Fletcher").

Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act").

                 The parties hereto agree as follows:

                 1. Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

                          a. Preferred Stock. Quarterdeck agrees to sell to Fletcher, and Fletcher agrees to purchase from Quarterdeck, on the Closing Date specified in Section 2 hereof, 200,000 shares of Preferred Stock, stated value $100.00 per share, having the terms and conditions set forth in Annex A hereto (the "Preferred Shares") at a purchase price per share equal to the stated value thereof.

                          b. Warrant. Quarterdeck agrees to sell to Fletcher, and Fletcher agrees to purchase from Quarterdeck, on the Closing Date specified in Section 2 hereof, a warrant having the terms set forth in Annex B hereto (the "Warrant") to purchase shares of Quarterdeck's Common Stock, par value $0.001 per share (the "Common Stock"), which, in accordance with the terms and conditions of this Agreement, will be freely tradable. The shares of Common Stock issuable pursuant to the Warrant are referred to herein as the "Warrant Shares."

                 2. Closing Date. The delivery of the Preferred Stock referred to in Section 1(a) and the Warrant referred to in Section 1(b) (the "Closing") shall take place at 1:00 p.m. (New York time) on September 30 1996, or at such other date and time as Fletcher and Quarterdeck may agree in writing (such date and time being referred to herein as the "Closing Date").

                 On the Closing Date, the following deliveries shall be made:

                          a. Preferred Shares. Quarterdeck shall deliver the certificate representing the Preferred Shares, duly registered on the books of Quarterdeck in the name of Fletcher, against payment by Fletcher of the purchase price specified in Section 1(a) hereof in immediately available funds to the following account:




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         Quarterdeck Corporation, Wells Fargo Bank, Account No. 4159378132 ABA
         # 121000248.

                          b. Warrant. Quarterdeck shall deliver the certificate representing the Warrant to Fletcher. Such certificate shall be substantially in the form attached hereto as Annex B.

                          c. Officers' Certificate. The officers' certificates required by Sections 8(a) and 9(a) shall be delivered to Fletcher and Quarterdeck, respectively.

                          d. Legal Opinions. The legal opinions required by Sections 8(b) and 9(b) shall be delivered to Fletcher and Quarterdeck, respectively.

                 The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

                 3. Representations and Warranties of Quarterdeck. Quarterdeck hereby represents and warrants to Fletcher on the date hereof, on the Closing Date, on the date any Preferred Share is converted (each a "Conversion Date") and on each Warrant Exercise Date (as defined in Annex B hereto) as follows:

                          a. Quarterdeck has been duly incorporated and is validly existing in good standing under the laws of Delaware.

                          b. This Agreement has been duly authorized, executed and delivered by Quarterdeck and, when duly authorized, executed and delivered by Fletcher, will be a valid and binding agreement enforceable against Quarterdeck in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                          c. Quarterdeck has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                          d. Assuming the accuracy of the representations and warranties of Fletcher herein made as of such date, no consent, approval, authorization or order of any court, governmental agency or other body is required for the execution by Quarterdeck of this Agreement or the performance by Quarterdeck of any of its obligations hereunder, other than such as have been obtained.

                          e. Except as set forth in Schedule 3(e) herein, neither the execution by Quarterdeck of this Agreement nor the performance by Quarterdeck of any of its obligations hereunder will:





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
                                  (1)      violate, conflict with, result in a
                 breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation or by-laws of Quarterdeck or any of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to Quarterdeck of which Quarterdeck is aware (after due inquiry) of any court, governmental agency or body, or arbitrator having jurisdiction over Quarterdeck or any of its subsidiaries or any of their respective properties or assets,
                 (C) the terms of any material bond, debenture, note or any other evidence of indebtedness, or any material agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which Quarterdeck or any of its subsidiaries is a party, by which Quarterdeck or any of its subsidiaries is bound, or to which any of the properties or assets of Quarterdeck or any of its subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which Quarterdeck or any of its subsidiaries is a party; or

                                  (2) result in the creation or imposition of any lien, charge or encumbrance upon (A) any Preferred Share, the Warrant or any Common Stock or (B) any of the properties or assets of Quarterdeck or any of its subsidiaries.

                          f. When issued to Fletcher against payment therefor in accordance with the terms of this Agreement, any Preferred Share or the Warrant, each share of Common Stock:

                                  (1)      will have been duly and validly
                 authorized, duly and validly issued, fully paid and non-assessable;

                                  (2)      will be free and clear of any
                 security interests, liens, claims or other encumbrances; and

                                  (3)  will not have been issued or sold in
                 violation of any preemptive or other similar rights of the holders of any securities of Quarterdeck.

                          g. When any share of Common Stock is issued to Fletcher pursuant to the terms of this Agreement, any Preferred Share or the Warrant, the Common Stock will be quoted on the Nasdaq National Market ("NASDAQ") or listed and registered on a national securities exchange (as defined in the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")).

                          h. Quarterdeck is a Reporting Issuer within the meaning of Regulation S.

                          i. There is no pending or, to the best knowledge of Quarterdeck,





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
         threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over Quarterdeck or any of its affiliates that would materially affect the execution by Quarterdeck of, or the performance by Quarterdeck of its obligations under, this Agreement, provided, however, that the representations and warranties contained in this Section 3(i) shall not apply to any action, threatened action, suit, proceeding or investigation initiated by Fletcher and shall not be required to be given in respect of any Conversion Date or Warrant Exercise Date.

                          j. None of Quarterdeck's filings with the United States Securities and Exchange Commission (the "SEC") under the Securities Act or under Section 13(a) or 15(d) of the Exchange Act (each, an "SEC Filing"), as of their respective dates, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                          k. Except as previously disclosed to Fletcher, since the date of Quarterdeck's most recent SEC Filing, there has not been, and Quarterdeck is not aware of any development that might result in, any material adverse change in the condition, financial or otherwise, or in the business affairs or business prospects of Quarterdeck, whether or not arising in the ordinary course of business, except as disclosed in such SEC Filing, provided, however, that the representations and warranties contained in this Section 3(k) shall not to be required to be given in respect of any Conversion Date or Warrant Exercise Date.

                          l. The offer and sale of the Preferred Shares, the Common Stock, the Warrant and the Warrant Shares to Fletcher pursuant to this Agreement will, subject to compliance by Fletcher with the applicable representations and warranties contained in
         Section 4 hereof and with the applicable covenants and agreements contained in Section 6 hereof, be made in accordance with the provisions and requirements of Regulation S and any applicable state law.

                          m. Neither Quarterdeck nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any Directed Selling Efforts with respect to the Preferred Shares, the Common Stock, the Warrant or the Warrant Shares, and all such persons understand and have complied and will otherwise comply with the requirements of Regulation S.

                          n. The transactions contemplated by this Agreement are not part of a plan or scheme on the part of Quarterdeck, any of its affiliates or any person acting on its or their behalf to evade the registration provisions of the Securities Act.

                          o. Quarterdeck has not issued, and after the Agreement Date will not issue, any stop transfer order or other order impeding the sale and delivery of the





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
         Preferred Shares, the Common Stock, the Warrant or the Warrant Shares issuable hereunder except for a stop order restricting the sale of any of the foregoing securities to any person in the United States or to or for the account or benefit of any U.S. person during an applicable Restricted Period or otherwise not in compliance with Regulation S. Notwithstanding the foregoing provision, Quarterdeck shall place the following legend on the certificate representing any security issued hereunder prior to the expiration of the Restricted Period (as defined herein) applicable to such security:

                 The securities represented by this certificate were issued on [insert original issue date] (the "Original Issue Date") pursuant to the Subscription Agreement dated September 30, 1996 between Quarterdeck Corporation ("Quarterdeck") and Fletcher International Limited. The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and have been sold in reliance on the exemption from registration provided by Regulation S under the Securities Act ("Regulation S"). Prior to the expiration of a 40-day restricted period beginning on the Original Issue Date (the "Restricted Period"), the securities represented by this certificate may not be offered or sold, directly or indirectly, within the United States (as defined in Regulation S under the Act), to a U.S. Person (as defined in Regulation S under the Act) or for the account or benefit of a U.S. Person. Neither Quarterdeck nor its transfer agent shall be obligated to remove this legend unless it shall have received an opinion of counsel stating that such removal complies with the requirements of Regulation S.

         provided, however, that as used in this Agreement and as reflected in such legend, the term "Restricted Period," with respect to any security, shall mean the Restricted Period then applicable to such security pursuant to Regulation S (or any applicable successor thereto).

                          p. Neither Quarterdeck nor any of its affiliates has offered to sell or sold any Common Stock or any securities convertible or exchangeable into or exercisable for Common Stock in reliance upon Regulation S at any time during the 12 months prior the date of this Agreement; and there are no such outstanding convertible or exchangeable securities that have been offered or sold in reliance upon Regulation S, except, in each case the Warrant and the Preferred Shares sold pursuant hereto.


                 4. Representations and Warranties of Fletcher. Fletcher hereby represents and warrants to Quarterdeck as follows:

                          a. Fletcher has been duly incorporated and is validly existing in good standing under the laws of the Cayman Islands.





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                          b.      This Agreement has been duly authorized,
         executed and delivered by Fletcher and, when duly authorized, executed and delivered by Quarterdeck, will be a valid and binding agreement enforceable against Fletcher in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                          c. Assuming the accuracy of the representations and warranties of Quarterdeck herein made as of such date, no consent, approval, authorization or order of any court, governmental agency or other body is required for the execution by Fletcher of this Agreement or the performance by Fletcher of any of its obligations hereunder, other than such as have been obtained.

                          d. Neither the execution by Fletcher of this Agreement nor the performance by Fletcher of any of its obligations hereunder will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under the Memorandum or Articles of Association or any other constitutive document of Fletcher or any of its subsidiaries.

                          e. Fletcher understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Preferred Shares, the Common Stock, the Warrant or the Warrant Shares;

                          f. In making the decision to purchase the Preferred Shares, the Common Stock, the Warrant and the Warrant Shares in accordance with this Agreement, Fletcher has relied solely upon independent investigations made by it and not upon any representations made by Quarterdeck other than those made pursuant to this Agreement.

                          g. Fletcher understands that the Preferred Shares, the Common Stock, the Warrant and the Warrant Shares have not been and will not be registered under the Securities Act and may not be reoffered or resold other than pursuant to such registration or an available exemption therefrom.

                          h. Fletcher is not a U.S. Person and is not acquiring the Preferred Shares, the Common Stock, the Warrant or any Warrant Shares for the account or benefit of any U.S. Person, and Fletcher is not an affiliate (within the meaning of Rule 144 under the Securities Act) of Quarterdeck.

                          i. At the time the buy orders for the Preferred Shares and the Warrant (and any Common Stock and Warrant Shares issued during the applicable Restricted Period) were originated, Fletcher was located outside the United States.





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
                          j. Neither Fletcher nor any of its affiliates nor anyone acting on its or their behalf has engaged or will engage in any Directed Selling Efforts with respect to the Preferred Shares, the Common Stock, the Warrant or any Warrant Shares, and all such persons understand and have complied and will otherwise comply with the requirements of Regulation S.

                          k.      Fletcher:

                                  (1)      will not, during the Restricted
                 Period applicable to the Preferred Shares, the Common Stock, the Warrant and the Warrant Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S. Without limiting the foregoing, Fletcher covenants that neither it nor any of its affiliates nor any person acting on its or their behalf, will enter into or maintain, during any applicable Restricted Period, any put option, short position or similar instrument or position with respect to Quarterdeck's Common Stock or securities of the same class as, or convertible or exchangeable into, such Common Stock; and

                                  (2)      will, after the expiration of the
                 applicable Restricted Period, offer, sell, pledge or otherwise transfer the Preferred Shares, the Common Stock, the Warrant or any Warrant Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or an available exemption therefrom and, in any case, in accordance with applicable state securities laws.

                          l. Fletcher is purchasing the Preferred Shares, the Warrant and the Warrant Shares for its own account, for the purpose of investment and not with a view to a distribution thereof.

                          m. The transactions contemplated by this Agreement are not part of a plan or scheme on the part of Fletcher, any of its affiliates or any person acting on its or their behalf to evade the registration requirements of the Securities Act.

                          n. As of the date of this Agreement, prior to the consummation of the transactions contemplated hereby, neither Fletcher nor any of its affiliates is the owner, directly or indirectly, of any Common Stock of Quarterdeck.

                 5. Covenants of Quarterdeck. Quarterdeck covenants and agrees with Fletcher as follows:

                          a. For so long as any Preferred Share is outstanding or any portion of the Warrant remains outstanding, and in either case for a period of 40 days thereafter, Quarterdeck will continue to be a Reporting Issuer within the meaning of





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         Regulation S and will maintain the eligibility of the Common Stock for quotation on NASDAQ or listing on a national securities exchange (as defined in the Exchange Act).

                          b. For so long as any Preferred Share is outstanding or any portion of the Warrant remains outstanding, and in either case for a period of 40 days thereafter, neither Quarterdeck nor any of its affiliates nor any person acting on its or their behalf will engage in any Directed Selling Efforts with respect to the Preferred Shares, the Warrant, or the Common Stock issuable pursuant to this Agreement. Without limiting the generality of the foregoing, Quarterdeck agrees that, to the extent it or any of its affiliates or any person acting on its or their behalf issues a press release or similar written public statement that includes any reference to the transactions contemplated by this Agreement, such press release or other similar public written statement shall not be issued solely with respect to the transactions contemplated by this Agreement, such reference shall not include any reference to Fletcher or Regulation S, and Quarterdeck shall provide Fletcher and Rogers & Wells the right to review and approve such press release prior to dissemination.

                          c. For so long as any Preferred Share is outstanding or any portion of the Warrant remains outstanding, and in either case for a period of 40 days thereafter, Quarterdeck will ensure that all applicable Offering Restrictions with respect to the Preferred Shares, the Common Stock issuable pursuant to this Agreement, the Warrant and the Warrant Shares are thoroughly complied with and satisfied.

                          d. At any time after the expiration of any Restricted Period with respect to the Preferred Shares, the Common Stock, the Warrant or any Warrant Shares, upon the request of Fletcher accompanied by an opinion of Rogers & Wells (or such other counsel as shall be reasonably satisfactory to Quarterdeck and its transfer agent (if any)) to the effect that the removal of the legend referred to in
         Section 3(o) would then be permitted under Regulation S and that the resale of any such security would not require registration under the Securities Act, Quarterdeck shall, or shall cause its transfer agent (if any) to, accept from Fletcher the legended certificates representing such securities and deliver in their place unlegended certificates therefor.

                          e. Quarterdeck will comply with the terms and conditions of the Preferred Stock and the Warrant as set forth in Annex B hereto, (as duly amended from time to time by the parties hereto), and when issued, each Preferred Share will be substantially in the form of Annex A hereto.

                          f. Except as provided in the following sentence, so long as any Preferred Share is outstanding or any portion of the Warrant remains outstanding, Quarterdeck shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for issuance upon conversion of such Preferred Shares and exercise of such Warrant, the maximum number of shares of Common Stock then so issuable. Notwithstanding the preceding sentence, until the earlier of (i) the Business Day immediately following the date of Quarterdeck's 1997





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         Annual Meeting of Stockholders and (ii) February 15, 1997, Quarterdeck
         shall at all times reserve and keep available, free from pre- emptive rights, out of its authorized but unissued Common Stock, for issuance upon conversion of Preferred Shares and exercise of Warrants, not less than 4,400,000 shares of Common Stock.

                          g. For a period of six months from the Closing Date, Quarterdeck will not offer or sell any of its or its affiliates' securities pursuant to Regulation S.

                          h. For a period of one year following the Closing Date, Quarterdeck will not offer to sell to any person any of its or its subsidiaries' Common Stock (or any securities convertible into or exchangeable for such common stock) (other than a sale of 50% or more of the outstanding common stock of a subsidiary) in reliance upon Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, unless Quarterdeck shall have (1) given Fletcher written notice of its intention to make such offer and (2) offered to sell such securities to Fletcher at least 5 Business Days prior to the date on which, and on the same terms and conditions as, such securities are offered to any such other person. In any event, Fletcher shall be entitled, but not obligated, to participate in any such Equity Private Placement on the same terms as other purchasers, to the extent necessary to maintain Fletcher's pro rata ownership of Quarterdeck Common Stock (including its ownership of shares of Common Stock and its equivalent ownership of Preferred Shares and Warrant Shares) immediately prior to the closing of such Equity Private Placement; provided, however, that Fletcher provides written notification to Quarterdeck of its commitment to so participate not later than 5 Business Days after such securities were offered to Fletcher pursuant to clause (2) of this Section 5(h). Notwithstanding the above, the restrictions in Sections 5(g) and 5(h) will not apply to the extent that any issuance of securities is not a capital-raising transaction.

                          i. Quarterdeck will furnish promptly to Fletcher any information that it files with the SEC or to NASDAQ.

                          j. Notwithstanding any other provision of this Agreement, for so long as any Preferred Share or portion of the Warrant remains outstanding, if on any Conversion Date or Warrant Exercise Date (for purposes of this Section 5(l), a "Limitation Date")
         (i) prior to the earlier of February 15, 1997 or the date of Quarterdeck's 1997 Annual Meeting of Stockholders, the number of shares of Common Stock issuable upon such Conversion Date or Warrant Exercise Date shall exceed the number of authorized but unissued shares of Common Stock not reserved for other issuances, Quarterdeck shall seek stockholder approval to amend its Certificate of Incorporation to increase the authorized number of shares of Common Stock, or (ii) at any time after the date of this Agreement, Rule 4460(i)(1)(D) (or any applicable successor provision) of the National Association of Securities Dealers, Inc. would require the approval of the stockholders of Quarterdeck for the issuance of any shares of Common Stock to Fletcher pursuant to this Agreement, then (a) Quarterdeck shall immediately take such action as may be required to obtain such stockholder approval as promptly as practicable and shall continue to use its best efforts to obtain such approval until such approval has been obtained or is no longer required, (b) until such stockholder approval has been obtained or is no longer required, no Preferred Shares may be converted and the Warrant may not be exercised by Fletcher and (c) if such stockholder approval shall not have been obtained within (i) 90 days after such Limitation Date, if Quarterdeck's proxy solicitation materials are not subjected to SEC review, and (ii) 120 days after such Limitation Date, if Quarterdeck's proxy solicitation materials are subjected to SEC review, then as soon as the same is permitted pursuant to the Restrictive Agreements (as defined in Schedule 3(e) hereto), but not later than September 30, 2001, and to the extent permitted by applicable law, on each subsequent Warrant Exercise Date (x) if the applicable Exercise Price is less than the volume-weighted average price of the Common Stock on such date, then such Exercise Price shall be reduced by an amount which, when multiplied by the Maximum Warrant Amount (as defined in the Warrant) on such date, is equal to (1) the stated value of such Preferred Shares as may not be so converted times
         (2) the rate of 10% per annum, accrued from and including such Limitation Date or the immediately preceding Warrant Exercise Date, as the case may be, to but excluding the earlier of the date on which such stockholder approval has been obtained or is no longer required and such Warrant Exercise Date, and (y) if the applicable Exercise Price is equal to or greater than the volume-weighted average price of the Common Stock on such date, then the Exercise Price shall be reduced in accordance with the following sentence such that the increase in the Black-Scholes value of the Warrant as a result of such reduction is equal to (1) the stated value of such Preferred Shares as may not be so converted times (2) the rate of 10% per annum, accrued from and including such Limitation Date or the immediately preceding Warrant Exercise Date, as the case may be, to but excluding the earlier of the date on which such stockholder approval has been obtained or is no longer required and such Warrant Exercise Date.

                 6. Covenants of Fletcher. Fletcher hereby covenants and agrees with Quarterdeck as follows:

                          a. During any Restricted Period applicable to the Preferred Shares, the Common Stock, the Warrant or the Warrant Shares, neither Fletcher nor any of its affiliates nor any person acting on its or their behalf will:

                                  (1) offer or sell such Preferred Shares, Common Stock, Warrant or Warrant Shares other than in an Offshore Transaction;

                                  (2)      engage in any Directed Selling
                 Efforts with respect to such Preferred Shares, Common Stock, Warrant or Warrant Shares;

                                  (3) offer or sell such Preferred Shares, Common Stock, Warrant or Warrant Shares other than: (A) in accordance with Rule 903 or Rule 904 of Regulation S; (B) pursuant to registration under the Securities Act or (C) pursuant to an available exemption therefrom; and

                                  (4) offer or sell such Preferred Shares, Common Stock, Warrant or Warrant Shares to any U.S. Person or for the account or benefit of any U.S. Person.

                          b. Fletcher will not engage in short-selling of Quarterdeck Common Stock during the seven-month period following the Closing Date or during any Pricing Period (as defined in Annex A hereto).

                 7.       Registration Rights.

                          (a) If, at any time after the date hereof, the SEC has reinterpreted Regulation S or has promulgated, or the United States Congress has legislated, a successor or revision to Regulation S, and such reinterpretation, successor provision or revision imposes a Restricted Period applicable to any security issued or issuable hereunder that is greater than that in effect on the date of this Agreement, or would materially impair the ability of Fletcher or any of its affiliates (as defined in Rule 144(a) under the Securities Act) to offer, sell or otherwise dispose of any such security pursuant to Regulation S as contemplated hereby, or requires any such offer, sale or other disposition to be registered under the Securities Act, then upon the written request of Fletcher (a "Registration Request"), Quarterdeck shall, as promptly as practicable thereafter and at its own expense, file a registration statement on Form S-3 (the "Registration Statement") under the Securities Act covering the sale or resale of all such securities (each a "Covered Security") and shall use its best efforts to cause such Registration Statement to be declared effective; provided, however, that Quarterdeck shall not be required to file a Registration Statement or comply with any other obligations arising under this Section 7 if the limitations imposed by any such reinterpretation, successor provision or revision are imposed solely as a result of actions taken or omitted to be taken by Fletcher. Fletcher acknowledges and agrees that Quarterdeck has granted to other holders of Quarterdeck securities certain registration rights that would permit such holders to include such securities in the Registration Statement in accordance with the terms of the various agreements governing such registration rights. Fletcher further acknowledges and agrees that (i) it shall not be entitled to participate in a demand registration requested by the holders of Quarterdeck's 6% Convertible Senior Subordinated Notes (the "Notes") and (ii) upon the request of Fletcher and with the consent of Quarterdeck (such consent not to be unreasonably withheld) the Registration Statement shall cover an underwritten offering of the Covered Securities, the holders of the Notes shall be entitled to include in the Registration Statement shares of Common Stock issuable in accordance with the terms of the Notes, subordinate to the rights of Fletcher, if, in the opinion of the managing underwriter, such shares may be included in such registration without having an adverse effect on the marketability or the price of the Covered Securities. Upon the effectiveness of such Registration Statement (A) Quarterdeck shall issue such Covered Securities to Fletcher in accordance with the terms hereof and (B) the provisions of

         Sections 3(l), (m), (o) and (p), 4(e), (f), (g), (h), (i) and (j),
         5(a), (b), (c) and (d), 6 (collectively, the "Specified Provisions"), 8(a) and (b) (to the extent applicable to the Specified Provisions), 9(b), (c) and (d) (to the extent applicable to the Specified Provisions) shall thereafter be of no force and effect with respect to the issuance of such Covered Securities; provided, however, that, if such Registration Statement has not been declared effective before the 180th day following the date of such Registration Request, if such Registration Statement is subjected to review by the SEC, Quarterdeck shall continue to use its best efforts to cause such Registration Statement to be declared effective, and provided, further, however, that as soon as the same is permitted pursuant to the Restrictive Agreements, but not later than September 30, 2001. Quarterdeck shall, to the extent permitted by applicable law, repurchase such Covered Securities as may not be resold in the United States without restriction pursuant to the Securities Act for cash in an amount equal to (i) the per share liquidation value of the Preferred Shares,
         (ii) the market value of the Common Stock acquired upon conversion of the Preferred Shares or exercise of the Warrant, based on the average of the daily volume weighted average prices of the Common Stock for the ten Trading Days prior to September 30, 2001, as reported by Bloomberg L.P. or, if Bloomberg L.P. is not then publishing such reports, as reported by such service as is mutually agreed upon by Quarterdeck and Fletcher (the "Common Stock Market Value"), and (iii) the Common Stock Market Value of the Warrant Shares into which the Warrant is then convertible, as the case may be. As used herein, the term "Trading Day" means any day on which Quarterdeck's Common Stock is quoted on NASDAQ or such other national securities exchange on which the Common Stock is then traded.

                          (b) In the case of the registration effected by Quarterdeck pursuant to this Section 7, Quarterdeck will use its best efforts to: (i) keep such registration effective until the earlier of
         (A) the second anniversary of the issuance of each Covered Security,
         (B) such date as all of the Covered Securities have been sold by Fletcher or (C) such time as all of the Covered Securities held by Fletcher can be sold by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act) within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement (as so amended and supplemented from time to time, the "Prospectus") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Covered Securities by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act); (iii) furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as Fletcher from time to time may reasonably request; (iv) cause all Covered Securities that are Common Stock to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by Quarterdeck are then listed or quoted; (v) provide a transfer agent and registrar for all Covered Securities and a CUSIP number for all Covered Securities; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of Quarterdeck and otherwise use its best efforts to obtain and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Covered Securities are originally sold and (B) all other states specified in writing by Fletcher, provided that Quarterdeck shall not be required to qualify to do business or consent to service of process or subject itself to taxation in any state in which it is not now so qualified or has not so consented.

                          (c) Quarterdeck shall furnish to Fletcher upon request a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Covered Securities by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act); pursuant to the Registration Statement.

                          (d) With a view to making available to Fletcher and its affiliates (within the meaning of Rule 144(a) under the Securities Act) the benefits of Rule 144 and Form S-3 under the Securities Act, Quarterdeck covenants and agrees to: (i) make and keep available adequate current public information (within the meaning of Rule 144(c)) concerning Quarterdeck, until the earlier of (A) the second anniversary of the issuance of each Covered Security or (B) such date as all of the Covered Securities shall have been resold by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act); (ii) maintain its status as a Reporting Issuer and file with the SEC in a timely manner all reports and other documents required of Quarterdeck for use of Form S-3; and (iii) furnish to Fletcher upon request, as long as Fletcher owns any Covered Securities, (A) a written statement by Quarterdeck that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of Quarterdeck, and (C) such other information as may be reasonably requested in order to avail Fletcher and its affiliates (within the meaning of Rule 144(a) under the Securities Act) of Rule 144 or Form S-3 with respect to such Covered Securities.

                          (e) Notwithstanding anything else in this Section 7, if, at any time during which a Prospectus is required to be delivered in connection with the sale of any Covered Securities, if a Blackout Event (as defined below) exists, Quarterdeck will, as promptly as practicable, notify Fletcher thereof by telephone and in writing. Upon receipt of such notification, Fletcher and its affiliates (within the meaning of Rule 144(a) under the Securities
         Act) will immediately suspend all offers and sales of any Covered Securities pursuant to the Registration Statement (the period of such suspension being referred to herein as a "Blackout Period"). A "Blackout Event" shall exist at such times (i) that Quarterdeck is not eligible to use Form S-3 for the registration contemplated by this
         Section 7, or (ii) as circumstances exist that Quarterdeck determines in good faith make it impractical or inadvisable for Quarterdeck to amend or supplement the Registration Statement or the Prospectus or to cause the Registration Statement or the Prospectus to become or remain effective (such circumstances to include, without limitation, (A) Quarterdeck conducting an underwritten primary offering and being advised by the underwriters that sale of

         Covered Securities under the Registration Statement would have a material adverse effect on such underwritten primary offering or (B) pending negotiations relating to, or consummation of, a transaction or the occurrence of some other event (x) where any of the foregoing would require disclosure under applicable securities laws of material information in the Registration Statement (or any other document incorporated by reference into the Registration Statement) or state securities filings and (y) as to which Quarterdeck has a bona fide business purpose for preserving confidentially). Quarterdeck will promptly notify Fletcher after it has determined in good faith that such sales have become permissible in such manner and will promptly deliver copies of the Registration Statement and the Prospectus (as so amended or supplemented) to Fletcher in accordance with paragraph (ii) of this Section 7. Notwithstanding the foregoing, (i) in no circumstances shall Quarterdeck impose more than two Blackout Periods of up to thirty days each or one Blackout Period of up to sixty days during any twelve-month period and (ii) in no circumstances shall any Blackout Period commence less than thirty days following the end of the previous Blackout Period.

                 Upon the commencement of a Blackout Period pursuant to this
         Section 7, Fletcher will immediately notify Quarterdeck of any contracts to sell any Covered Securities (each a "Sales Contract") that Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act) has entered into prior to the commencement of such Blackout Period and that would require delivery of such Covered Securities during such Blackout Period, which notice will contain the aggregate sale price and volume of Covered Securities pursuant to such Sales Contract. Upon receipt of such notice, Quarterdeck will immediately notify Fletcher of its election either
         (i) to terminate the Blackout Period and, as promptly as practicable, amend or supplement the Registration Statement or the Prospectus in order to correct the material misstatement or omission or otherwise to comply with the Securities Act and deliver to Fletcher copies of such amended or supplemented Registration Statement and Prospectus in accordance with paragraph (ii) of this Section 7 or (ii) to continue the Blackout Period in accordance with this paragraph. If Quarterdeck elects to continue the Blackout Period, and Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities
         Act) is therefore unable to consummate the sale of Covered Securities pursuant to the Sales Contract (such unsold Covered Securities being hereinafter referred to herein as the "Unsold Securities"), Quarterdeck will promptly indemnify each Fletcher Indemnified Party (as such term is defined in Section 12(a) below) against any Proceeding (as such term is defined in Section 12(a) below) that each Fletcher Indemnified Party may incur arising out of or in connection with Fletcher's breach or alleged breach of any such Sales Contract, and Quarterdeck shall reimburse each Fletcher Indemnified Party for any reasonable costs or expenses (including reasonable legal fees) incurred by such party in investigating or defending any such Proceeding (collectively, the "Indemnification Amount"); provided, however, that each Fletcher Indemnified Party shall take all actions reasonably necessary or appropriate to mitigate such Indemnification Amount; and provided further, however, that the Indemnification Amount shall be reduced by an amount equal to the number of Unsold Securities multiplied by the difference between (x) the actual per share price received by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act) upon the sale of the Unsold Securities (if such sale occurs within three Trading Days of the end of the Blackout Period) or the closing sale price of the Common Stock on NASDAQ or other national securities exchange on which the Common Stock is then listed on the third Trading Day after the end of the Blackout Period (if the Unsold Securities are not sold by Fletcher or any of its affiliates (within the meaning of Rule 144(a) under the Securities Act) within three Trading Days of the end of the Blackout Period), and (y) the per share sale price for the Unsold Securities provided in the Sales Contract.

                 8. Conditions Precedent to Fletcher's Obligations. The obligations of Fletcher hereunder are subject to the performance by Quarterdeck of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

                          a. The representations and warranties made by Quarterdeck in this Agreement shall, unless expressly waived in writing by Fletcher, be true and correct as of the date hereof, on the Agreement Date, on each Conversion Date and on each Warrant Exercise Date (as defined in Annex B hereto), and Fletcher shall have received on each such date a certificate of the Chief Executive Officer and the Chief Financial Officer of Quarterdeck dated such date and to such effect.

                          b. On the Closing Date and on each Conversion Date in respect of the issuance of at least 175,000 shares of Common Stock and each Warrant Exercise Date (as defined in Annex B hereto) in respect of the issuance of at least 175,000 Warrant Shares Quarterdeck shall have delivered to Fletcher an opinion of counsel reasonably satisfactory to Fletcher, dated the date of delivery, confirming in substance the matters covered in paragraphs (a), (b), (c), (d), (e),
         (f), (g), (h) and (i) of Section 3 hereof; provided, however, that no such opinion delivered in respect of any Conversion Date or Warrant Exercise Date shall be required to cover the matters set forth in paragraph (i) of Section 3 hereof.

                 As used herein the term "Business Day" means any day on which banks in The City of New York are open for business.

                 9. Conditions Precedent to Quarterdeck's Obligations. The obligations of Quarterdeck hereunder are subject to the performance by Fletcher of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

                          a. The representations and warranties made by Fletcher in this Agreement shall, unless expressly waived in writing by Quarterdeck, be true and correct as of the date hereof, on the Agreement Date, on each Conversion Date, and on each Warrant Exercise Date, and Quarterdeck shall have received on each such date a certificate of the Chairman and Chief Financial Officer of Fletcher dated such date and to such effect.

                          b. On the Closing Date, Fletcher shall have delivered to Quarterdeck a legal opinion of Rogers & Wells, counsel to Fletcher, dated the date of delivery stating that:

                          (i)              Fletcher is not a U.S. Person; and

                          (ii) The offer and sale of the Warrant by Quarterdeck to Fletcher on the Agreement Date does not require registration under the Securities Act in reliance upon Regulation S thereunder;

                          c. On each Conversion Date, in respect of at least 175,000 shares of Common Stock Fletcher shall have delivered to Quarterdeck a legal opinion of Rogers & Wells, counsel to Fletcher, dated the date of delivery, stating that:

                          (i)              Fletcher is not a U.S. Person; and

                          (ii) the offer and sale of the Common Stock issuable by Quarterdeck to Fletcher on such date does not require registration under the Securities Act in reliance upon Regulation S thereunder.

                          d. On each Warrant Exercise Date, in respect of at least 175,000 Warrant Shares Fletcher shall have delivered to Quarterdeck a legal opinion of Rogers & Wells, counsel to Fletcher, dated the date of delivery, stating that:

                          (i)              Fletcher is not a U.S. Person; and

                          (ii) the offer and sale of the Warrant Shares issuable by Quarterdeck to Fletcher on such date does not require registration under the Securities Act in reliance upon Regulation S thereunder.

                          e. On the date of any transfer by Fletcher of any Preferred Share or the Warrant or any Common Stock during the applicable Restricted Period, Fletcher shall have delivered to Quarterdeck or its transfer agent, as the case may be, a legal opinion of Rogers & Wells, dated the date of such transfer, stating that such transfer complies with the requirements of Regulation S.

                 10. Fees and Expenses. Each of Fletcher and Quarterdeck agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses and disbursements of such party's counsel.

                 11.      Non-Performance.

                          a. If, on the Agreement Date, on any Conversion Date (as defined in Annex A hereto) or any Warrant Exercise Date (as defined in Annex B hereto), Quarterdeck shall fail to deliver the Warrant Shares, the Preferred Shares or Common Stock to Fletcher required to be delivered pursuant to this Agreement for any reason other than the failure of any condition precedent to Quarterdeck's obligations hereunder or the failure by Fletcher to comply with its obligations hereunder, then Quarterdeck shall:

                                  (1)      hold Fletcher harmless against any
                 loss, claim or damage arising from or as a result of such failure by Quarterdeck; and

                                  (2)      reimburse Fletcher for all of its
                 out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Fletcher arising from or as a result of such failure by Quarterdeck;

provided, however, that Quarterdeck shall then be under no further liability to Fletcher except as provided in this Section 11 and Section 12 hereof.

                          b. If, on the Agreement Date Fletcher shall fail to purchase the Warrant, the Preferred Shares or any Common Stock required to be purchased pursuant to this Agreement for any reason other than the failure of any condition precedent to Fletcher's obligations hereunder or the failure by Quarterdeck to comply with its obligations hereunder, then Fletcher shall:

                                  (1)      hold Quarterdeck harmless against
                 any damage arising from or as result of such failure by Fletcher;

                                  (2) reimburse Quarterdeck for all of its out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Quarterdeck arising from or as a result of such failure by Fletcher; and

                                  (3)      surrender to Quarterdeck for
                 cancellation any portion of the Warrant not exercised prior to the date of such default by Fletcher;

provided, however, that Fletcher shall then be under no further liability to Quarterdeck except as provided in this Section 11 and Section 12 hereof.

                 12.      Indemnification.

                          a. Indemnification of Fletcher. Quarterdeck hereby agrees to indemnify Fletcher and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any of the foregoing persons (each a "Fletcher Indemnified Party") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees) (a "Proceeding"), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                                  (1)      any of the representations or
                 warranties made by Quarterdeck herein being untrue or incorrect; and

                                  (2)      any breach or non-performance by
                 Quarterdeck of any of its covenants, agreements or obligations under this Agreement;

         and Quarterdeck hereby agrees to reimburse each Fletcher Indemnified Party for any reasonable legal or other expenses incurred by such Fletcher Indemnified Party in investigating or defending any such Proceeding;

         provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence of Fletcher in connection therewith.

                          b. Indemnification of Quarterdeck. Fletcher hereby agrees to indemnify Quarterdeck and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any of the foregoing persons (each a "Quarterdeck Indemnified Party") against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                                  (1)      any of the representations or
                 warranties made by Fletcher herein being untrue or incorrect;
                 and

                                  (2)      any breach or non-performance by
                 Fletcher of any of its covenants, agreements or obligations under this Agreement;

         and Fletcher hereby agrees to reimburse each Quarterdeck Indemnified Party for any reasonable legal or other expenses incurred by such Quarterdeck Indemnified Party in investigating or defending any such Proceeding;

         provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence of Quarterdeck in connection therewith.

                          c.      Conduct of Claims.

                                  (1) Whenever a claim for indemnification shall arise under this Section, the party seeking indemnification (the "Indemnified Party"), shall notify the party from whom such indemnification is sought (the "Indemnifying Party") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

                                  (2)      Upon delivery of such notice, such
                 Indemnified Party shall have a duty to take all reasonable steps to mitigate any losses, liabilities, costs, charges and expenses relating to any such Proceeding;

                                  (3) Such Indemnifying Party shall direct the defense of any such Proceeding, provided, however, that any such Indemnified Party shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided further, however, that counsel to the Indemnifying Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to such Indemnified Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

                                  (4)       No Indemnifying Party shall,
                 without the prior written consent to the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

                 13. Survival of the Representations, Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for the Preferred Shares, the Warrant and any Common Stock issuable hereunder.

        14.      Notices.  All communications hereunder shall be in writing, and

                          a. if sent to Fletcher, shall be delivered by hand, sent by registered mail or transmitted and confirmed by telecopy to Fletcher at:

                          Fletcher International Limited
                          c/o Midland Bank Trust Corporation (Cayman) Limited P.O. Box 1109, Mary Street

                          Grand Cayman, Cayman Islands
                          British West Indies
                          Telephone:       (809) 949-7755
                          Facsimile:       (809) 949-7634

                          with a copy to:

                          Rogers & Wells
                          200 Park Avenue
                          New York, NY 10166
                          Attention:  Sara P. Hanks, Esq.
                          Telephone:       (212) 878 8000
                          Facsimile:       (212) 878 8375


                          b. if sent to Quarterdeck, shall be delivered by hand, sent by registered mail or transmitted and confirmed by telecopy to Quarterdeck at:

                          Quarterdeck Corporation
                          13160 Mindanao Way, Third Floor
                          Marina del Ray, CA 90292
                          Attention:       Chief Financial Officer
                          Telephone:       (310) 309-3700
                          Facsimile:       (310) 309-4218

                          with a copy to:

                          Gibson, Dunn & Crutcher LLP
                          333 South Grand Avenue
                          Los Angeles, CA 90071-3197
                          Attention:       Karen E. Bertero
                          Telephone:       (213) 229-7000
                          Facsimile:       (213) 229-7520


                 15.      Miscellaneous.

                          a.      This Agreement may be executed in one or more
counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                          b.      This Agreement shall inure to the benefit of
and be binding upon the parties hereto, their respective successors and, with respect to Section 12 hereof, their respective officers, directors and affiliates, and no other person shall have any right or obligation hereunder.

                          c.      This Agreement shall be governed by, and
construed in accordance with, the internal laws of the State of New York, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any State or Federal court in the Borough of Manhattan in the City and State of New York and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement (a "Related Proceeding"). Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

                          d.      The provisions of this Agreement are
severable, and if any clause or provision hereof shall be held invalid, illegal or unenforceable in whole or in part, such invalidity or unenforceability shall not in any manner affect any other clause or provision of this Agreement.

                          e.      This Agreement (including the Warrant and the
terms and conditions of the Certificate of Designations relating to the Preferred Shares) represents the entire agreement between the parties hereto and supersedes all other agreements, understandings and term sheets between such parties.

                          f.      The headings of the sections of this document
have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                 16. Time of Essence. Time shall be of the essence in this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.


                                       QUARTERDECK CORPORATION


                                       By: ____________________________________
                                       Name:
                                       Title:


                                       FLETCHER INTERNATIONAL LIMITED


                                       By: ____________________________________
                                       Name:
                                       Title:

                                 SCHEDULE 3(e)


                 The terms of the following agreements (collectively, the "Restrictive Agreements") to which Quarterdeck is a party prohibit the redemption of, or any payment or distribution with respect to, the capital stock of Quarterdeck:

                 1. Note Agreement dated as of March 1, 1996 between Quarterdeck Corporation and the Purchaser named on
                          Schedule 1 thereto

                 2. Credit Agreement with Bank of America National Trust & Savings Association dated February 14, 1996, as amended to the date of the Agreement